Exhibit A

                        ALLIED HEALTHCARE PRODUCTS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                             ADOPTED AUGUST 5, 1992
                                            -

                               ARTICLE I. PURPOSE
                               ------------------

     Section  1.1.  The Allied Healthcare Products, Inc. Employee Stock Purchase
     -------------
Plan (hereinafter referred to as the "Plan") is intended to provide a method whereby employees of Allied Healthcare Products, Inc. (hereinafter referred to as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company.

                             ARTICLE II. DEFINITIONS
                             -----------------------

     Section  2.1.  Unless  otherwise  required  by  the  context, the following
     -------------
definitions  shall  be  controlling:

          a. "Board of Directors" means the Board of Directors of Allied Healthcare Products, Inc., a Delaware corporation.


          b.  "Committee"  means  the  Compensation  Committee  of  Company.


          C. "Custodian" means the Custodian designated by the Board of Directors as provided in Section 10.1.


          d. "Employee" means a person who is and continues to be employed by a Participating Corporation for not less than thirty-five (35) hours per week, provided, however, that a person on an authorized leave of absence from the Participating Corporation, paid or non-paid, shall not cease to be an Employee nor be deemed to have terminated employment for purposes of the Plan. In computing hours of employment per week for the purpose of determining whether a person is an employee, there shall be included each hour for which a person is directly paid or entitled to payment by the Participating Corporation for the performance of duties and each hour for which a person is paid or entitled to payment by the Participating Corporation on account of a period of time during which no duties are performed, such as vacation, holiday or illness.


          e. "Participant" means an eligible Employee who has indicated his acceptances of the provisions of the Plan and authorized an allotment out of his Regular Compensation in accordance with Section 4.1, and whose participation in the Plan has actually commenced.


          f. "Participating Corporation" means the Company or any subsidiary of Company and, when required by the context, refers to the particular corporation, whether the Company or a subsidiary, by which a Participant is employed.


          g. "Permanent and Total Disability" means inability to engage in a substantial, gainful activity in the employee of a Participating Corporation by reason of any medically determinable physical or mental impairment which can be expected to result in death or which is expected to last for a continuous period of not less than twelve (12) full months. The Committee's determination of Permanent and Total Disability shall be conclusive-

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          h.  "Plan"  means  the  Allied  Healthcare  Productions, Inc. Employee
Stock  Purchase  Plan,  as adopted August    , 1992, and as amended from time to
time.


          i. "Regular Compensation" means the total compensation or remuneration received by or credited to a person, whether on a weekly or semi-monthly basis, for services as an Employee from a Participating
Corporation, except any director's fees, living or other allowances, expenses paid or reimbursed, bonuses and contributions by the Participating Corporation to any retirement plan or any other benefit plan of the Participating Corporation now in effect or later established-


          j. "Subsidiary" means a corporation, fifty (50%) percent or more of the voting stock of which is owned by the Company, directly or indirectly, whose participation in the Plan has been approved by the Board of Directors.


     Section  2.2.  Whenever  the  singular  or  plural  number,  or  masculine,
     -------------
feminine  or  neuter gender is used herein, it shall equally include the others.

                            ARTICLE III. ELIGIBILITY
                            ------------------------

     Section  3.1.  Each  Employee,  other  than  those  Employees  described in
     -------------
Sections 3.7 or 10.3 below, shall be eligible to participate in the Plan beginning on the January 1 or July 1 coincident with or immediately following the date on which he completes one (1) year of continuous service with the Participating Corporation. For purposes of computing the period during which an Employee has been employed continuously, the period of any military leave of absence or other federal public service creating a right to re-employment under federal law, or any other authorized leave of absence, including sick, maternity, or disability leaves of absence, will be included, but any other absence from the service of a Participating Corporation will be deemed to have interrupted the continuity of his employment.

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     Section  3.2.  The  transfer of Employee from one Participating Corporation
     -------------
to another will not be deemed to have interrupted the continuity of his employment so long as there has been no intervening employment by Employee, other than with a Participating Corporation. Computation of the period during which an Employee has been employed continuously will include the aggregate of the periods during which he has been employed by any Participating Corporation.

     Section 3.3.  The continuous employment of an Employee whose employment has
     ------------
been interrupted will be computed from his latest return to the service of a Participating Corporation following such interruption.

     Section  3.4.  A  determination  by  the  Committee that a person is not an
     -------------
Employee  or  is  ineligible  to  participate  in  the Plan shall be conclusive.

     Section  3.5.  An eligible Employee who elects to commence participation in
     -------------
the Plan beginning on any January 1 or July 1 shall make an allotment from his Regular Compensation in the manner provided in Section 4.1 at least thirty (30) days prior to such beginning date.

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
     Section  3.6.  Participation  in  the  Plan  is  voluntary.
     -------------

     Section  3.7.  No  Employee  who  is  an  officer,  director or 10% or more
     -------------
shareholder in the Company or a Participating Company, shall be eligible to participate in this Plan.

                       ARTICLE IV. PARTICIPANT ALLOTMENTS
                       ----------------------------------

     Section  4.1.  Each  Employee  who  elects to participate in the Plan shall
     -------------
make an allotment from his Regular Compensation, such allotment shall be either:

          a. In whole percents of not less than 2% nor more than 10% of the Employee's then current Regular Compensation; or


          b. A fixed dollar amount of the Employee's then current Regular Compensation, provided, however, that such allotment shall not exceed Ten Thousand Dollars ($10,000.00) for any Participant in any calendar year.


     Section 4.2.  If at any time during the calendar year the allotment for any
     ------------
Participant shall reach Ten Thousand Dollars ($10,000.00), the Participant's allotment will automatically be suspended for the remainder of that calendar year. The allotment will automatically be reinstated on the following January 1.

     Section  4.3.  Allotments  will  be  effected  by payroll deductions by the
     -------------
Participating Corporation. The amount of each such deduction shall be paid promptly to the Custodian by the Participating Corporation.

     Section  4.4.  The  Participant's  allotment,  whether  designated  by  a
     -------------
percentage or a fixed dollar amount of the Participant's Regular Compensation, will continue in effect, notwithstanding any change in the Participant's Regular Compensation, until the Participant changes the allotment percentage or fixed dollar amount, subject to a maximum annual allotment of Ten Thousand Dollars ($10,000.00) for any calendar year. A Participant may change his allotment percentage or amount twice in any single calendar year effective as of January 1 and July 1 of each year by giving the Company written notice not less than thirty (30) days prior to the effective date of such change on a form prescribed by the Committee. No change of a Participant's allotment may be made to take effect retroactively.

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
              ARTICLE V. CONTRIBUTIONS BY PARTICIPATING CORPORATION
              -----------------------------------------------------

     Section 5.1.  The Participating Corporation may, but shall not be required,
     ------------
to contribute to the Plan on a monthly basis an amount as determined from time to time by the Company's Board of Director (the "Contribution").

     Section 5.2.  Any Contribution made by a Participating Corporation shall be
     ------------
paid  over  promptly  to  the  Custodian  by  the  Participating Corporation.

                    ARTICLE VI.     INVESTMENT AND ALLOCATION
                    -----------     -------------------------

     Section  6.1.  The  Custodian will maintain for each Participant an account
     -------------
to record the Participant's interest resulting from allotments, Contributions, and investments and the income earned thereon. The Custodian also will maintain a separate unallocated cash account in the Custodian's name to record the amount of cash held by the Custodian which at any time is not credited to the Participants' accounts, and such other accounts as may be deemed necessary to record accurately any transactions undertaken pursuant to the terms of the Plan.

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     Section 6.2.  No interest will be paid to any Participant on the funds held
     ------------
in  his  account.

     Section  6.3.  All  monies  paid  over  to  the Custodian, less any amounts
     -------------
needed to provide cash in lieu of fractional shares, uninvested allotments and Contributions paid to terminating Participants under Section 7.3, and subject to the provisions of Section 6.6, shall be invested in whole shares of the Common Stock of the Company (the "Common Stock") as of the first trading day for National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market System ("NMS") market makers on or after the tenth (10) calendar day of the month in which the Custodian receives the funds, but under no circumstances more than thirty (30) days after allotment (the "Investment Date").

     Section 6.4.  The Company shall, at its sole option, direct that the Common
     ------------
Stock be purchased from time to time from the Company, in the market and/or in private transactions. The price of the shares purchased from the Company will be the closing trade price for Common Stock on the applicable Investment Date as reported on the NASDAQ NMS or such other system as may supersede it. No shares will be sold by the Company under the Plan at a price less than their par value.

     Section  6.5.  If Company, at its option, directs the Custodian to purchase
     -------------
part or all of the shares of the Common Stock in the market or in private transactions instead of from the Company, the price of the shares purchased shall be the actual purchase price, exclusive of brokerage commissions and expenses. Any remaining monies will be retained by the Custodian and added to the funds available on the Investment Date.


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     Section  6.6.  If  at  any  time  the  Committee  determines  that  it  is
     -------------
impracticable or inadvisable for the Custodian to invest in Common Stock all or any part of any funds in the Custodian's custody, the Committee may, in its discretion, direct the Custodian to hold all or any part of the funds without interest for a period not in excess of thirty (30) days after allotment.

     Section  6.7.  All  shares  acquired  by the Custodian shall be held by and
     -------------
registered in the name of the Custodian or its nominee. The Custodian shall credit the shares purchased by it on each Investment Date among the accounts of Participants, as whole or fractional shares (such fractional shares to be determined to the fourth decimal place) or both, in the proportions which the allotment by and Contribution for each Participant prior to the purchase of the Common Stock therewith bore to the sum of the allotments by and Contributions for all Participants.

     Section  6.8.  Cash  dividends received by the Custodian for shares held by
     -------------
it for the accounts of the Participants shall be reinvested automatically on the next Investment Date in additional shares of Common Stock in the same manner as Participant allotments and Contributions are used to purchase shares, and these additional shares shall be credited to the accounts of the Participants in the proportions that the shares credited to the account of each Participant on the dividend payment date bore to the sum of the shares in the accounts of all Participants. Stock dividends and shares received as a result of stock splits on shares held by the Custodian shall be credited to Participant's accounts in similar fashion.

     Section  6.9.  The  maximum  aggregate  number  of  shares  which  shall be
     -------------
purchased under this Plan shall not exceed One Thousand Five Hundred (1,500) Shares.

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
     Section 6.10.  If there is any change in the shares of Company by reason of
     -------------
stock dividends, split-ups or consolidations of shares, recapitalizations, mergers, consolidations, reorganizations, combinations or exchange of shares, the number and class of shares available for purchase pursuant to the Plan shall be appropriately adjusted by the Committee, provided, however, that if the Company shall issue additional capital stock of any class for a consideration, no such adjustment shall be made to the number and class of shares available for purchase pursuant to the Plan.

                     ARTICLE VII. TERMINATION AND WITHDRAWAL
                     ---------------------------------------

     Section  7.1.  A  Participant's  death,  retirement,  Permanent  and  Total
     -------------
Disability, or other termination of employment shall operate as a termination of the Participant's right to further allotment and shall constitute a withdrawal by the Participant from the Plan, such termination and withdrawal being effective as of the end of the last pay period of the Participant.

     Section  7.2.  A  Participant  may  voluntarily  withdraw from the Plan and
     -------------
terminate his allotment by submitting a request for withdrawal on a form prescribed by the Committee. The submission of a request for withdrawal will operate as a termination of deductions of Participant allotments and of Contributions, if any, effective on the next date on which the Participant is paid following at least five (5) work days from the receipt of said request by the Participating Corporation. A Participant who withdraws from the Plan may not re-enter the Plan until the January 1 or July 1 immediately following six (6) full months from the date on which his withdrawal became effective.

     Section  7.3.  Settlement  of  a  Participant's account will be made within
     -------------
forty-five (45) days after the effective date of withdrawal from the Plan as provided in Sections 7.1 and 7.2; and within forty-five (45) days after the termination of the Plan. Upon such settlement, the Participant or his personal

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representative  shall  receive a certificate for the whole shares of stock which are credited to the Participant's account and an amount in cash equal to any uninvested allotments by and Contributions for the Participant's account. The Participant or his personal representative shall also receive, upon such settlement, cash in lieu of any fractional shares credited to the Participant's account, based upon the closing trade price for the Common Stock on the first Investment Date following the effective date of withdrawal at such prices reported on the NASDAQ NMS or such other system as may supersede it, and such fractional share shall be added to the shares to be credited among the accounts of the Participants on that Investment Date as provided in Section 6.7.

                  ARTICLE VIII. ANNUAL STOCK WITHDRAWAL OPTION
                  --------------------------------------------

     Section  8.1.  Each  year a Participant may elect, on a form to be provided
     -------------
by the Committee each January for that purpose, to withdraw all of the whole shares accumulated in his account as of January 15 of that year.

     Section 8.2.  The Participant's election to exercise said withdrawal option
     ------------
must be delivered in the proper form on or before February 15 and will not constitute a termination of his participation and/or withdrawal from the Plan.

            ARTICLE IX.     CUSTODY, REGISTRATION AND VOTING OF STOCK
            -----------     -----------------------------------------

     Section  9.1.  All shares of Common Stock acquired by the Custodian will be
     -------------
held in the possession of the Custodian and registered in the name of the Custodian, or its nominee, until delivered pursuant to the provisions of the Plan. The Company will provide each Participant with a copy of the Company's Notices of Annual Meetings of the Shareholders, proxy statements, annual reports and forms relating to the voting of shares credited to each

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Participant's  account.  Each Participant, by use of such forms, may then direct the Custodian to vote the shares credited to his account. In the absence of such direction, the shares will not be voted.

                            ARTICLE X. ADMINISTRATION
                            -------------------------

     Section  10.1.  The  Board  of  Directors  have  appointed  Boatmen's Trust
     --------------
Company as Custodian under the Plan. The Board of Directors may from time to time and in its sole discretion designate a successor custodian or successor custodians.

     Section  10.2.  The  Custodian  will  perform  such duties on behalf of the
     --------------
Participants as are specifically set forth in this Plan or any subsequent modification or amendment hereto, subject to the terms and conditions also set forth herein. Notwithstanding any other provisions contained herein, in the event conflicting demands are made upon the Custodian arising from or relating to the Plan, the Custodian has the absolute right at its discretion to file a suit in interpleader and obtain an order from any court of competent jurisdiction requiring all persons making any adverse claims to interplead and litigate in such court their several claims and rights. In the event such suit is brought, the Company agrees to pay the Custodian all costs, expenses and reasonable attorney's fees which it may expend or incur in such interpleader suit, the amount thereof to be fixed and a judgment thereof to be rendered by the court in such suit. Upon filing such suit and tendering all contested funds and/or shares held to the court, the Custodian will be fully released and discharged from all further obligations to perform any and all duties or obligations imposed upon it by the Plan with respect to such funds and/or shares. The Custodian will not be liable for any error or judgment or for any thing that it may in good faith do or refrain from doing in connection herewith; nor will any liability be incurred by the Custodian in the event it acts upon any document which it reasonably believes to be genuine and to be signed by the proper party or parties.

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
     Section  10.3.  The  Plan  shall  be  administered  by  the  Committee. The
     --------------
Committee will perform on behalf of the Company such duties as are assigned to it by the terms of the Plan. The Committee will have all powers necessary to carry out the provisions of the Plan (except such powers as are reserved by the Plan to the Board of Directors) whether or not such powers are specifically enumerated herein. No member of the Committee shall be eligible to purchase stock under the Plan.

     Section  10.4.  The  Committee  may from time to time prescribe regulations
     --------------
for the administration of the Plan consistent with its provisions. Interpretation and construction by the Committee of any provisions of the Plan and any other action, determination or decision whatsoever taken by the Committee shall be final, conclusive and binding on all parties.

     Section 10.5.  The Custodian shall render regular quarterly reports to each
     -------------
Participant, showing for the period of each report the allotments, Contributions, dividends, if any, and the number of shares and fractional shares credited to each Participant's account and the purchase prices for such shares.

     Section  10.6.  All  notices, reports and statements given, made, delivered
     --------------
or transmitted to a Participant will be deemed duly given, made, delivered, or transmitted when mailed with postage prepaid and addressed to the Participant at the address last appearing on the books of the Custodian. A Participant may change his address from time to time by written notice in form acceptable to the Committee.

     Section  10.7.  Written  directions,  notices and other communications from
     --------------
Participants to the Company (including a Participating Corporation) or the Committee must be mailed by first

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
class mail to Allied Healthcare Products, Inc., 1720 Sublette Avenue, St. Louis, Missouri 63110, Attention: Vice President, Human Resources, or to such other locations as may be specified by notice to the Participants. Any written directions, notices or other communications will be deemed to have been given when received at such location.

     Section 10.8.  The Custodian or the Committee need not recognize the agency
     -------------
of, or representation by, any person for or of a Participant unless it receives to its satisfaction documentary evidence of such agency or representative relationship and; thereafter, from time to time, as the Custodian or the Committee may request, additional documentary evidence showing the continuance of such agency or representation. Until such time as the Custodian or the Committee receives documentary evidence satisfactory to it of the cessation or modification of any agency or representation, it will be entitled to rely up the continuance of such agency or representation and to deal with the agent or representative as if he or it were the Participant.

     Section  10.9.  The  Plan  shall be governed by and construed in accordance
     --------------
with  the  laws  of  the  State  of  Missouri.

     Section 10.10.  The records of the Custodian, the Committee and the Company
     --------------
shall be conclusive with respect to all matters involved in the administration of the Plan.

     Section 10.11.  Neither the Company, the Committee, the Board of Directors,
     --------------
the Boards of Directors of the Participating Corporations, nor the Custodian shall have any responsibility or liability, other than liabilities arising out of any applicable Securities Acts for any interpretation or construction of the Plan or any act or thing done or left undone, including, without limiting the generality of the foregoing, any action taken with respect to price, time, quantity, or other conditions and circumstances of the purchase or sale of shares under the terms of the Plan.

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                  ARTICLE XI.     MODIFICATION AND TERMINATION
                  -----------     ----------------------------

     Section  11.1.  The  Committee may terminate the Plan at any time or may at
     --------------
any time or from time to time modify it in whole or in part. The Committee may at any time or from time to time suspend operation of the plan for a period not in excess of six (6) months.

     Section  11.2.  Any  such  termination, modification, or suspension will be
     --------------
effective as to the Company and all Participants at such date as the Committee may determine, and all Participants shall be promptly notified thereof. Under no circumstances shall a modification affect or diminish the account for any Participant as of the effective date of such modification.

                         ARTICLE XII. EXPENSES AND TAXES
                         -------------------------------

     Section  12.1.       All  costs  and expenses incurred in administering the
     --------------
Plan, including the expenses of the Committee, the fees and expenses of the Custodian, the fees of counsel, and other administrative expenses, shall be paid by the Company. No part of such cost shall be charged against any Participant's accounts.

     Section  12.2.  The  Participating  Corporation  shall  withhold  from each
     --------------
Participant's gross salary such amount as is necessary for purposes of state and federal income and other taxes due from a Participant as a result of Contributions to his account by the Participating Corporation.

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                       ARTICLE XIII.     NON-ASSIGNABILITY
                       -------------     -----------------

     Section  13.1.  No  right or interest of any Participant in this Plan shall
     --------------
be assignable or transferrable in whole or in part including, but without limitation, by way of execution, levy, garnishment, attachment, pledge, or in any other manner except by way of devolution by death or the Participant's mental incompetency. Each Participant's account shall be registered in his name alone.

                   ARTICLE XIV.     EMPLOYMENT NON-CONTRACTUAL
                   ------------     --------------------------

     Section  14.1.  The Company may terminate the employment of any Participant
     --------------
as  fully  and  with  the  same  effect  as  if this Plan were not in operation.

                         ARTICLE XV.     EFFECTIVE DATE
                         -----------     --------------

     Section  15.1.  The  Plan  shall  be  effective  as  of  September 1, 1992;
     --------------
however, effectiveness of the Plan may be withheld with respect to Employees residing in any state or states if, in the Judgment of the Committee, compliance with the laws of such state or states would involve disproportionate inconvenience and expense to the Company.

     Section  15.2.  The  Company  may  deny  or  impose  conditions  on  the
     --------------
participation in the Plan by any class or classes of Employees to the extent it deems it advisable in order the facilitate compliance with applicable laws and regulations.

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